UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 19, 2022 (May 19, 2022)

 SIRIUSPOINT LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36052	98-1599372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Point Building
3 Waterloo Lane
Pembroke HM 08 Bermuda
(Address of principal executive offices and Zip Code)
Registrant’s telephone number, including area code: +1 441 542-3300
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value	SPNT	New York Stock Exchange
8.00% Resettable Fixed Rate Preference Shares, Series B, $0.10 par value, $25.00 liquidation preference per share	SPNT PB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders
SiriusPoint Ltd. (the "Company") held its Annual General Meeting of Shareholders on May 19, 2022 (the "Annual Meeting").

Set forth below is a brief description of each matter voted upon at the Annual Meeting and the results of voting on each such matter. The proposals are described in more detail in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission (the "SEC") on April 14, 2022, as supplemented by the First Supplement filed with the SEC on May 17, 2022 (the "Proxy Statement").

The voting results provided below take into account certain voting limitations and reallocation of voting power in accordance with the Company’s Bye-laws and as described in the Proxy Statement. In accordance with the Investor Rights Agreement between the Company and CM Bermuda dated February 26, 2021, the voting power of CM Bermuda Ltd., its affiliates and its related persons in the Company is capped at 9.9% as described further in the Proxy Statement. Additionally, shares that are treated as “controlled shares” (as determined pursuant to sections 957 and 958 of the Internal Revenue Code of 1986, as amended) of any U.S. person (that owns shares directly or indirectly through non-U.S. entities) are limited, in the aggregate, to a voting power of less than 9.5%, under a formula specified in the Company’s Bye-laws and as further described in the Proxy Statement.

(1)    The Company's shareholders elected two Class III directors to serve until the annual general meeting of shareholders to be held in 2025, or until his or her successor has been elected and qualified or until his or her office shall otherwise be vacated pursuant to the Company's Bye-laws.

Director Name	For	Withheld	Broker Non-Votes
Rafe de la Gueronniere (Class III)	83,050,896	6,166,713	6,743,479
Sharon M. Ludlow (Class III)	86,488,646	2,728,963	6,743,479

(2)    The shareholders approved, by a non-binding advisory vote, the compensation paid to the Company's named executive officers as set forth below.

For	Against	Abstain	Broker Non-Votes
74,227,278	3,868,725	11,121,606	6,743,479

(3)    The Company's shareholders approved the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company's independent auditor to serve until the annual general meeting to be held in 2023, and the authorization of the Company's Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.

For	Against	Abstain	Broker Non-Votes
93,629,548	2,314,431	17,109	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2022	/s/ Rachael M. Dugan
	Name:	Rachael M. Dugan
	Title:	Chief Legal Officer